Exhibit 99.1
ENERGY TRANSFER PARTNERS ANNOUNCES PRICING OF
PUBLIC OFFERING OF COMMON UNITS
DALLAS, TEXAS — March 29, 2011 — Energy Transfer Partners, L.P. (NYSE: ETP) today announced it has priced a public offering of 12,350,000 common units representing limited partner interests at $50.52 per common unit. Net proceeds from the offering will be used by ETP to repay amounts outstanding under its revolving credit facility, to fund capital expenditures related to pipeline construction projects and for general partnership purposes. The offering is scheduled to close on April 1, 2011. ETP also granted the underwriters a 30-day option to purchase up to an aggregate of 1,852,500 additional common units.
Morgan Stanley, BofA Merrill Lynch, Citi, Barclays Capital, Credit Suisse, Wells Fargo Securities and J.P. Morgan are acting as joint book-running managers, and RBC Capital Markets, UBS Investment Bank, Madison Williams and Company, Morgan Keegan & Company, Inc. and Oppenheimer & Co. are acting as co-managers. A copy of the prospectus supplement and prospectus relating to the offering may be obtained from the following addresses:
Morgan Stanley
Attn: Prospectus Dept.
180 Varick Street, 2nd Floor
New York, NY 10014
Email: prospectus@morganstanley.com
Telephone: 866-718-1649
BofA Merrill Lynch
Attn: Prospectus Department
4 World Financial Center
New York, NY 10080
Email: dg.prospectus_requests@baml.com
Citi
Attn: Prospectus Department
Brooklyn Army Terminal
140 58th Street, 8th Floor
Brooklyn, NY 11220
Email: BATProspectusdept@citi.com
Telephone: 877-858-5407
Barclays Capital Inc.
c/o Broadridge Financial Solutions
1155 Long Island Avenue
Edgewood, NY 11717
Email: Barclaysprospectus@broadridge.com
Telephone: 888-603-5847
Credit Suisse
Attn: Prospectus Dept.
One Madison Avenue
New York, NY 10010
Telephone: 800-221-1037
Wells Fargo Securities
Attn: Equity Syndicate Dept.
375 Park Avenue

New York, NY 10152
Email: cmclientsupport@wellsfargo.com
Telephone: 800-326-5897
J.P. Morgan
c/o Broadridge Financial Solutions
1155 Long Island Avenue
Edgewood, NY 11717
Telephone: 866-802-9204
You may also obtain these documents for free when they are available by visiting EDGAR on the SEC web site at www.sec.gov.
This press release shall not constitute an offer to sell or the solicitation of an offer to buy the securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The offering may be made only by means of a prospectus and related prospectus supplement meeting the requirements of Section 10 of the Securities Act of 1933, as amended. The offering is made pursuant to an effective shelf registration statement and prospectus filed by ETP with the SEC.
Energy Transfer Partners, L.P. (NYSE: ETP) is a publicly traded partnership owning and operating a diversified portfolio of energy assets. ETP has pipeline operations in Arizona, Arkansas, Colorado, Louisiana, Mississippi, New Mexico, Utah and West Virginia, and owns the largest intrastate pipeline system in Texas. ETP currently has natural gas operations that include more than 17,500 miles of gathering and transportation pipelines, treating and processing assets, and three storage facilities located in Texas. ETP also is one of the three largest retail marketers of propane in the United States, serving more than one million customers across the country.
Statements about the offering may be forward-looking statements as defined under federal law. These forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties and factors, many of which are outside the control of ETP, and a variety of risks that could cause results to differ materially from those expected by management of ETP. ETP undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time.
Contacts
Investor Relations:
Brent Ratliff
Energy Transfer
214-981-0700 (office)
Media Relations:
Vicki Granado
Granado Communications Group
214.599.8785 (office)
214.498.9272 (cell)
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